Exhibit 24.1

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Carnival Corporation, a company incorporated under the laws of the Republic of Panama, and Carnival plc, a company organized and existing under the laws of England and Wales, do and each of them does, hereby constitute and appoint Micky Arison, Howard S. Frank, Gerald R. Cahill and Arnaldo Perez, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, to sign the Carnival Corporation and Carnival plc joint Annual Report on Form 10-K ("Form 10-K") for the year ended November 30, 2006 and any and all future amendments thereto; and to file said Form 10-K and any such amendments with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the 22nd day of December 2006.

CARNIVAL CORPORATION                                 CARNIVAL PLC

/s/ Richard G. Capen, Jr.                            /s/ Richard G. Capen, Jr.
---------------------------                          --------------------------
Richard G. Capen, Jr.                                Richard G. Capen, Jr.
Director                                             Director

/s/ Robert H. Dickinson                              /s/ Robert H. Dickinson
---------------------------                          --------------------------
Robert H. Dickinson                                  Robert H. Dickinson
Director                                             Director

/s/ Arnold W. Donald                                 /s/ Arnold W. Donald
---------------------------                          --------------------------
Arnold W. Donald                                     Arnold W. Donald
Director                                             Director

/s/ Pier Luigi Foschi                                /s/ Pier Luigi Foschi
---------------------------                          ---------------------------
Pier Luigi Foschi                                    Pier Luigi Foschi
Director                                             Director

/s/ Richard J. Glasier                               /s/ Richard J. Glasier
---------------------------                          --------------------------
Richard J. Glasier                                   Richard J. Glasier
Director                                             Director

/s/ Baroness Sarah Hogg                              /s/ Baroness Sarah Hogg
---------------------------                          ---------------------------
Baroness Sarah Hogg                                  Baroness Sarah Hogg
Director                                             Director

/s/ A. Kirk Lanterman                                /s/ A. Kirk Lanterman
---------------------------                          --------------------------
A. Kirk Lanterman                                    A. Kirk Lanterman
Director                                             Director

/s/ Dr. Modesto A. Maidique                          /s/ Dr. Modesto A. Maidique
---------------------------                          ---------------------------
Dr. Modesto A. Maidique                              Dr. Modesto A. Maidique
Director                                             Director

/s/ Sir John Parker                                  /s/ Sir John Parker
---------------------------                          ---------------------------
Sir John Parker                                      Sir John Parker
Director                                             Director

/s/ Peter G. Ratcliffe                               /s/ Peter G. Ratcliffe
---------------------------                          ---------------------------
Peter G. Ratcliffe                                   Peter G. Ratcliffe
Director                                             Director

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/s/ Stuart Subotnick                                 /s/ Stuart Subotnick
---------------------------                          ---------------------------
Stuart Subotnick                                     Stuart Subotnick
Director                                             Director

/s/ Uzi Zucker                                       /s/ Uzi Zucker
---------------------------                          ---------------------------
Uzi Zucker                                           Uzi Zucker
Director                                             Director